UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 17, 2007
aQuantive, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-29361	91-1819567

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

821 Second Avenue, 18th Floor, Seattle,
Washington	98104

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 206-816-8800
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On May 17, 2007, aQuantive, Inc., a Washington corporation (“aQuantive”), Microsoft Corporation, a Washington corporation (“Microsoft”), and Arrow Acquisition Company, a Washington corporation and a wholly owned subsidiary of Microsoft (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the acquisition of aQuantive by Microsoft.
Under the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into aQuantive, with aQuantive surviving the merger as a wholly owned subsidiary of Microsoft (the “Merger”). Pursuant to the Merger Agreement, at the effective time of the Merger, each share of common stock of aQuantive issued and outstanding immediately prior to the effective time will be automatically converted into the right to receive an amount of cash equal to $66.50.
The consummation of the Merger is subject to various customary conditions, including approval of the Merger Agreement by aQuantive’s shareholders and the expiration or termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976.
The Merger Agreement contains customary representations and warranties between aQuantive, Microsoft and Merger Sub. The Merger Agreement also contains customary covenants and agreements, including covenants regarding the parties’ efforts to cause the closing to be completed. The Merger Agreement also requires aQuantive to call and hold a meeting of its shareholders to approve the Merger Agreement.
If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, aQuantive may be required to pay Microsoft a termination fee of $175,000,000 in cash. In addition, if regulatory approvals are not obtained under certain circumstances specified in the Merger Agreement, Microsoft may be required to pay aQuantive a termination fee of $500,000,000 in cash.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement contains customary representations and warranties made by and to the parties thereto as to specific dates. The assertions embodied in those representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with negotiating the terms of the Merger Agreement. Accordingly, investors and aQuantive shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in aQuantive’s public disclosures. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the times they were made or otherwise.
Important Additional Information Will be Filed with the SEC
In connection with the proposed merger, aQuantive plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”). Investors and aQuantive shareholders are advised to read the proxy statement and any other relevant documents filed with the SEC when they become available, because those documents will contain important information about the proposed merger. The final proxy statement will be mailed to the shareholders of aQuantive. Investors and aQuantive shareholders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by aQuantive with the SEC, at the SEC’s website at www.sec.gov. In addition, you may also obtain aQuantive’s filings with the SEC, free of charge, from aQuantive’s website at www.aquantive.com, under the tab labeled “Investor Relations.”

aQuantive and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from aQuantive’s shareholders in favor of the proposed merger. Information regarding aQuantive’s directors and executive officers is available in aQuantive’s proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on March 30, 2007. Additional information regarding the interests of aQuantive’s potential participants will be included in the proxy statement and other relevant documents filed with the SEC when they become available.
FORWARD LOOKING STATEMENTS
Certain Statements in this Current Report regarding the proposed transaction between aQuantive and Microsoft constitute “forward-looking statements” under the federal securities laws. These forward looking statements are subject to a number of substantial risks and uncertainties and may be identified by the words “will,” “anticipate,” “believe,” “expect,” “may” or “intend” or similar expressions. Actual results could differ materially from these forward-looking statements. Factors that might cause or contribute to such material differences include, but are not limited to, the ability of aQuantive to obtain shareholder approval of the merger, the possibility that the merger will not close or that the closing will be delayed, and other events and factors disclosed previously and from time to time in aQuantive’s filings with the SEC, including aQuantive’s Annual Report on Form 10-K for the year ended December 31, 2006. aQuantive disclaims any obligation to update any forward-looking statements after the date of this Current Report.
You should not place undue reliance on any forward-looking statements contained herein. Except as expressly required by the federal securities laws, aQuantive undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, changed circumstances or for any other reason.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following documents are filed as exhibits to this report:

Exhibit
Number	Description

2.1	Agreement and Plan of Merger by and among Microsoft Corporation, Arrow Acquisition Company, and aQuantive, Inc., dated as of May 17, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 17, 2007

AQUANTIVE, INC.

By:	/s/ Linda Schoemaker
Name: Linda Schoemaker
Title: Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit
Number	Description

2.1	Agreement and Plan of Merger by and among Microsoft Corporation, Arrow Acquisition Company, and aQuantive, Inc., dated as of May 17, 2007.